UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2020

AMCI ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Ligonier Street, Suite 370
Latrobe, Pennsylvania15650
 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (724) 672-4319

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	AMCI	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	AMCIW	The Nasdaq Stock Market LLC
Units, each consisting of one share of Common Stock and one Warrant	AMCIU	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported by AMCI Acquisition Corp., a Delaware corporation (“AMCI”), on Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 16, 2020 and October 20, 2020, AMCI is a party to an Agreement and Plan of Merger, dated as of October 12, 2020 (as amended on October 19, 2020, and as it may be further amended or supplemented from time to time, the “Merger Agreement”), with AMCI Merger Sub Corp., a newly-formed Delaware corporation and wholly-owned subsidiary of AMCI, Advent Technologies Inc., a Delaware corporation (“Advent”), AMCI Sponsor LLC, a Delaware limited liability company, in the capacity as Purchaser Representative thereunder, and Vassilios Gregoriou, in the capacity as the Seller Representative thereunder, pursuant to which, among other matters, subject to the terms and conditions therein, AMCI will consummate its initial business combination with Advent (the “Advent Business Combination”).

On December 22, 2020, in support of the Advent Business Combination, AMCI entered into subscription agreements (each, a “Subscription Agreement”) with certain institutional investors (the “PIPE Investors”), including certain funds managed by affiliates of BNP Paribas, pursuant to which the investors agreed to purchase an aggregate of 6,500,000 shares of AMCI’s Class A Common Stock for a purchase price of $10.00 per share for an aggregate commitment of $65,000,000 in a private placement (the “PIPE”) to be consummated concurrently with the Advent Business Combination (the “Closing”).  The PIPE is conditioned on the concurrent closing of the Advent Business Combination and other customary closing conditions.  The PIPE Investors were also given registration rights in the Subscription Agreements pursuant to which AMCI will be required to file a resale registration statement for the shares issued to the PIPE Investors within 30 days after the Closing and use its commercially reasonable efforts to have the registration statement declared effective as soon as practicable after the filing thereof (but no later than the earlier of (i) the 60th calendar day following the filing date (or the 90th calendar day if the SEC notifies AMCI (orally or in writing) that it will “review” the registration statement) and (ii) the 10th business day after the date AMCI is notified (orally or in writing) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review).  Each PIPE Investor agreed in the Subscription Agreement that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in AMCI’s trust account held for its public shareholders, and agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom).  The proceeds from the PIPE will be used to fund the payment of expenses incurred in connection with the Advent Business Combination and liabilities owed by AMCI and to otherwise provide working capital and funds for corporate purposes for AMCI following the Closing.

A copy of the form of Subscription Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Subscription Agreement is qualified in its entirety by reference thereto.

Additional Information

In connection with the proposed Advent Business Combination in accordance with the Merger Agreement, AMCI has filed with the SEC a registration statement on Form S-4 (SEC File No. 333-250946) (as it may be amended, the “Registration Statement”), to register the shares to be issued to Advent shareholders in the Advent Business Combination and which also includes a preliminary proxy statement for a meeting of AMCI shareholders to approve the Advent Business Combination and related matters, and will mail the Registration Statement and definitive proxy statement and other relevant documents to Advent’s and AMCI’s stockholders.  Security holders of AMCI and investors and other interested parties are advised to read the preliminary proxy statement, and amendments thereto, and, when available, the definitive proxy statement in connection with AMCI’s solicitation of proxies for its special meeting of stockholders to be held to approve the Advent Business Combination and related matters, because the proxy statement will contain important information about the Advent Business Combination and the parties thereto. The definitive proxy statement will be mailed to stockholders of AMCI as of a record date to be established for voting on the Advent Business Combination.  Stockholders and other interested parties will also be able to obtain copies of the final Registration Statement and definitive proxy statement, without charge, once available, at the SEC's website at www.sec.gov or by directing a request to: AMCI Acquisition Corp., 1501 Ligonier Street, Suite 370, Latrobe, PA 15650.

Forward-Looking Statements

Certain statements made herein contain, and certain oral statements made by representatives of AMCI and Advent and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. AMCI’s and Advent’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events.  Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters are intended to identify such forward-looking statements.  These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from AMCI’s or Advent’s expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or the Subscription Agreements for the PIPE; (ii) the ability of AMCI to meet Nasdaq listing standards following the Advent Business Combination and in connection with the consummation thereof; (iii) the inability to complete the Advent Business Combination or the PIPE due to the failure to obtain approval of the stockholders of AMCI or Advent or other reasons; (iv) the failure to meet the minimum cash requirements of the Merger Agreement due to AMCI stockholder redemptions and the failure to consummate the PIPE or other replacement financing; (v) the failure to meet projected development and production targets; (vi) costs related to the proposed Advent Business Combination and the PIPE; (vii) changes in applicable laws or regulations; (viii) the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to pursue a growth strategy and manage growth profitability; (ix) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (x) the effect of the COVID-19 pandemic on AMCI and Advent and their ability to consummate the Advent Business Combination and the PIPE; and (xi) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by AMCI.  Additional information concerning these and other factors that may impact AMCI’s expectations and projections can be found in AMCI’s periodic filings with the SEC, including, without limitation, its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and in the Registration Statement.  Each of AMCI and Advent disclaims any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise.

Participants in the Solicitation

AMCI and Advent and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from AMCI’s and Advent’s stockholders in connection with the approval of the Advent Business Combination and related matters.  The interests of AMCI’s and Advent’s participants in the solicitation may, in some cases, be different than those of AMCI’s and Advent’s securityholders generally.  Stockholders of AMCI and Advent and other interested persons may obtain more information regarding the names, affiliations and interests in the proposed Advent Business Combination of AMCI’s directors and officers in AMCI’s filings with the SEC, including, without limitation, the registration statement and proxy statement of AMCI referred to above (which will also include similar information regarding Advent’s directors and officers), and other documents filed by AMCI with the SEC.  These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This announcement shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 3.02          Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.  The AMCI shares issued pursuant to the Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01          Regulation FD

On December 22, 2020, AMCI and Advent issued a joint press release announcing AMCI’s execution of the Subscription Agreements for the PIPE.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit 99.1 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Subscription Agreement, dated as of December 22, 2020, by and between AMCI and the investor named therein.

99.1	Press release, dated as of December 22, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCI ACQUISITION CORP.

	By:	/s/ William Hunter
Name: William Hunter
Title: Chief Executive Officer

Dated: December 22, 2020